UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2019
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-11312
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

3344 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326-4802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Former Address
(191 Peachtree Street, Suite 500, Atlanta, Georgia 30308-1740)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On March 4, 2019, Cousins Properties Incorporated (the “Company”) issued a press release announcing that it has entered into three strategic transactions in Atlanta that increase its 2019 earnings guidance. A copy of the press release and investor presentation are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. Neither the press release nor the investor presentation shall be deemed "filed" with the Securities and Exchange Commission; nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1993, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number        Exhibit Description

99.1	Press Release: "Cousins Properties Raises 2019 Earnings Guidance"
99.2	Investor Presentation